UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2008

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32379	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Courthouse Street, Suite 201

Williamsburg, Virginia 23188

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 9, 2008, MHI Hospitality Corporation (the “Company”) announced that in the interest of capital preservation within the current economic environment and upon the recommendation of senior management, the Company’s board of directors has approved a change to the Company’s dividend policy. The Company intends to maintain its dividend distribution level at 100 percent of taxable income, consistent with maintaining its REIT status under the Internal Revenue Code, which may result in a reduction in the level of dividend payouts going forward. Accordingly, management estimates that the annualized dividend payout for 2009 will be approximately $0.20 per share.

The board of directors implemented this amendment after careful consideration and based on its expectation that the U.S. economy, and in particular the lodging industry, will continue to face declining operating trends through 2009. The Company cannot predict if, and when, it will amend its dividend policy in the future.

A copy of the press release regarding this announcement is furnished as Exhibit 99.1 to this report.

Forward-Looking Statements

This current report includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable, these statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed, forecasted or implied in such forward-looking statements. Factors which could have a material adverse effect on the Company’s future results, performance and achievements, include, but are not limited to: national and local economic and business conditions, including the current economic downturn, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; risks associated with the hotel industry, including competition, increases in wages, energy costs and other operating costs; the availability and terms of financing and capital and the general volatility of the securities markets, specifically, the current credit crisis; risks associated with the level of the Company’s indebtedness and its ability to meet covenants in its debt agreements; management and performance of the Company’s hotels; risks associated with redevelopment and repositioning projects, including delays and cost overruns; supply and demand for hotel rooms in the Company’s current and proposed market areas; the Company’s ability to acquire additional properties and the risk that potential acquisitions may not perform in accordance with expectations; and legislative/regulatory changes, including changes to laws governing taxation of real estate investment trusts. These risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. The Company undertakes no obligation and does not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of MHI Hospitality Corporation dated December 9, 2008 announcing amendment to dividend policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2008

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Name: Title:	Andrew M. Sims President and Chief Executive Officer

Exhibit Index

99.1	Press release of MHI Hospitality Corporation dated December 9, 2008 announcing amendment to dividend policy.